                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 19, 2002




                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                           UNIVERSAL COMPRESSION, INC.
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           (Exact names of registrants as specified in their charters)



         DELAWARE                001-15843                 13-3989167
          TEXAS                  333-48279                 74-1282680
   --------------------     --------------------     ------------------------

     (States or other         (Commission File           (IRS Employer
     jurisdictions of             Numbers)             Identification Nos.)
      incorporation)


      4440 BRITTMOORE ROAD, HOUSTON, TEXAS                    77041
    ----------------------------------------                ----------
    (Address of principal executive offices)                (Zip Code)


                                 (713) 335-7000
                               ------------------

              (Registrants' telephone number, including area code)


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Item 5.      Other Events and Regulation FD Disclosure.

                  Extension of Exchange Offer. Universal Compression, Inc. and Universal Compression Holdings, Inc. (collectively, the "COMPANY") announced today that the expiration of the exchange offer has been extended from 5:00 p.m., New York City time on February 19, 2002, to 5:00 p.m., New York City time on March 1, 2002. Pursuant to the exchange offer, the 8 7/8% Senior Secured Notes due 2008 which have been registered under the Securities Act of 1933, as amended, are offered for exchange for the $100 million of outstanding 8 7/8% Senior Secured Notes due 2008 which were issued on October 23, 2001, in a transaction exempt from registration.

         As of 5:00 p.m., New York City time on February 19, 2002, approximately $99,430,000 in aggregate principal amount of the outstanding notes (or 99.43% of the outstanding notes) had been tendered pursuant to the exchange offer. The exchange offer has been extended in order to allow additional time in which to determine if the holders of the remaining $570,000 aggregate principal amount of the $100 million outstanding notes also wish to participate in the exchange offer.

         Except for the extension of the expiration date, all other terms, conditions and provisions of the exchange offer remain effective as of the date hereof. Prior to the termination of the extended expiration date the exchange offer may be further extended.

         Any holder of the outstanding notes who has not tendered and who wishes to participate in the exchange offer should contact the Exchange Agent, The Bank of New York, attention Mr. William Buckley, at (212) 235-2352.

                  This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the 8 7/8% Senior Secured Notes due 2008 in any states in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

         Disclosure Regarding Forward-Looking Statements. Statements about the Company's outlook and all other statements in this current report on Form 8-K other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside our control, which could cause actual results to differ materially from such statements. While we believe the assumptions concerning future events are reasonable, we caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of our business. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are consummation of the exchange offer for the new additional notes, integration of our acquisitions and the demand for our products and services. These and other risk factors are discussed in our other filings with the Securities and Exchange Commission, copies of which are available to the public. We expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                           UNIVERSAL COMPRESSION HOLDINGS, INC.
                                           UNIVERSAL COMPRESSION, INC.
                                             (Registrants)



Date:  February 19, 2002                    By: /s/ RICHARD W. FITZGERALD
                                               ---------------------------------
                                               Richard W. FitzGerald
                                               Senior Vice President and
                                               Chief Financial Officer


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